UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2017

S&W SEED COMPANY
(Exact name of registrant as specified in Its charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

802 N. Douty Street Hanford, California	93230
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (559) 884-2535

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01    Other Events.

On October 11, 2017, S&W Seed Company (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement") with Mark W. Wong, the Company's President and Chief Executive Officer (the "Purchaser"), pursuant to which the Company agreed to sell and issue an aggregate of 75,000 shares of its Common Stock (the "Shares") to the Purchaser at a purchase price of $3.50 per Share, for aggregate gross proceeds of $262,500.

The Purchase Agreement contains customary representations, warranties and covenants by the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the parties.

The Shares are not registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. The Company has relied on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. In connection with the Purchaser's execution of the Purchase Agreement, the Purchaser represented to the Company that he is an "accredited investor" as defined in Regulation D of the Securities Act and that the securities purchased by the Purchaser were acquired solely for the Purchaser's own account and for investment purposes and not with a view to the future sale or distribution.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Securities Purchase Agreement, dated October 11, 2017, by and among the Company and the Purchaser.
99.2	Registration Rights Agreement, dated October 11, 2017, by and among the Company and the Purchaser.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer

Date: October 12, 2017

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EXHIBIT INDEX

Exhibit	Description
99.1	Securities Purchase Agreement, dated October 11, 2017, by and among the Company and the Purchaser.
99.2	Registration Rights Agreement, dated October 11, 2017, by and among the Company and the Purchaser.